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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 14, 2000

                          ORIENTAL FINANCIAL GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)

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
         Commonwealth of Puerto Rico                    001-12647                 66-0538893
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(State or other Jurisdiction of Incorporation)    (Commission File No.)        (I.R.S. Employer
                                                                              Identification No.)
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                  Monacillos 1000
                 San Roberto Street
              Rio Piedras, Puerto Rico                             00926
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      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:      (787) 771-6800

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                                       -2-

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On July 14, 2000, Oriental Bank and Trust (the "Bank"), a Puerto Rico banking corporation and a wholly owned subsidiary of Oriental Financial Group Inc., finalized the sale of its unsecured personal loan portfolio to Banco Popular de Puerto Rico, a Puerto Rico banking corporation, at a price of $99,043,101 in cash. The unsecured personal loan portfolio was sold at a premium based on a formula that equals 100.75% of the principal outstanding balance of the loans, including the total amount of accrued interest and late charges receivable thereunder. On July 14, 2000, the Bank also finalized the sale of its portfolio of finance leases on vehicles and equipment to Popular Leasing & Rental, Inc., a Puerto Rico corporation, at a price of $68,620,896 in cash. The lease portfolio was sold at a discount based on a formula that equals 97.72% of the outstanding balance of the leases.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (c)      Exhibits

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
                           Exhibit No.                         Description of Document
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
                               2.1                Purchase Agreement, dated June 26, 2000, by and
                                                  between Oriental Bank and Trust and Banco Popular
                                                  de Puerto Rico.

                               2.2                Asset Purchase Agreement, dated June 30, 2000, by
                                                  and between Oriental Bank and Trust and Popular
                                                  Leasing & Rental, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ORIENTAL FINANCIAL GROUP INC.


Date: July 26, 2000               By:           /s/ Rafael Valladares
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                                                    Rafael Valladares
                                     Comptroller and Principal Financial Officer


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                                INDEX OF EXHIBITS

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
                  Exhibit No.                        Description of Document
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
                      2.1            Purchase Agreement, dated June 26, 2000, by and
                                     between Oriental Bank and Trust and Banco Popular
                                     de Puerto Rico.

                      2.2            Asset Purchase Agreement, dated June 30, 2000, by
                                     and between Oriental Bank and Trust and Popular
                                     Leasing & Rental, Inc.
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